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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements on Form S-3 and Form S-4, and related prospectuses of The Williams Companies, Inc. and in the following registration statements on Form S-8 of our reports dated March 8, 2005, with respect to the consolidated financial statements and schedule of The Williams Companies, Inc., The Williams Companies, Inc. management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of The Williams Companies, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2004:

   Form S-3:
   Registration Statement Nos. 333-20927, 333-20929, 333-27311, 333-29185,
   333-35097, 333-35101, 333-70394, 333-85540, and 333-106504

   Form S-4:
   Registration Statement Nos. 333-57416, 333-63202, 333-72982, 333-85568, and
   333-101788

   Form S-8:
   Registration No. 33-58671  - The Williams Companies, Inc. Stock Plan for
                                Nonofficer Employees
   Registration No. 33-58971  - Transco Energy Company Thrift Plan
   Registration No. 333-03957 - The Williams Companies, Inc. 1996 Stock Plan for
                                Non-Employee Directors
   Registration No. 333-11151 - The Williams Companies, Inc. 1996 Stock Plan Registration No. 333-40721 - The Williams Companies, Inc. 1996 Stock Plan for
                                Nonofficer Employees
   Registration No. 333-51994 - The Williams Companies, Inc. 1996 Stock Plan for
                                Nonofficer Employees
   Registration No. 333-66474 - The Williams Companies, Inc. 2001 Stock Plan Registration No. 333-76929 - The Williams International Stock Plan Registration No. 333-85542 - The Williams Investment Plus Plan
   Registration No. 333-85546 - The Williams Companies, Inc. 2002 Incentive Plan


                                                           /s/ Ernst & Young LLP

Tulsa, Oklahoma
March 8, 2005